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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 8, 2005
                Date of Report (Date of earliest event reported)


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-20574                    51-0340466
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

                                 (818) 871-3000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 -  Financial Information

Item 2.02  Results of Operations and Financial Condition

     On February 8, 2005, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Reports Record Financial Results for the Fourth Quarter of Fiscal 2004", a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. In that press release, the Company uses a non-GAAP financial measure to present net income after adjustment for an unusual and unpredictable event. Specifically, the Company has disclosed net income after excluding the effect of $2.0 million or $0.02 per diluted share from receipt of a property insurance settlement (net of associated legal fees) related to bakery product losses incurred by the Company's central bakery production facility during fiscal 2002. The Cheesecake Factory management believes the presentation of this non-GAAP financial measure provides useful information to investors regarding the Company's results of operations as this non-GAAP financial measure allows investors to better evaluate the Company's ongoing business performance.


SECTION 9 -  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release dated February 8, 2005 entitled "The Cheesecake Factory Reports Record Financial Results for the Fourth Quarter of Fiscal 2004".

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 8, 2005         THE CHEESECAKE FACTORY INCORPORATED



                                  By:  /s/ MICHAEL J. DIXON
                                       -----------------------------------------
                                       Michael J. Dixon
                                       Senior Vice President and Chief Financial
                                       Officer

                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated February 8, 2005 entitled "The
                         Cheesecake Factory Reports Record Financial Results for the Fourth Quarter of Fiscal 2004."